UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 16, 2004


                            PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                  000-24394               52-1790357
     (State of                 (Commission             (IRS Employer
     Incorporation)            File Number)            Identification No.)


     77-530 Enfield Land, Bldg D
     Palm Desert, California                           92211
     (Address of principal executive offices)          (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

On  December  16, 2004, Penn Octane Corporation issued a press release regarding
its  results  of operations for the fiscal quarter ended October 31, 2004.   The
press  release  is  attached  hereto  as  Exhibit  99.1.

Item 9.01.  Financial Statements And Exhibits

     (c)     Exhibits

             99.1  Press release dated December 16, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PENN OCTANE CORPORATION


Date:  December 17, 2004               By: /s/ Ian T. Bothwell
                                          ----------------------------------
                                          Ian T. Bothwell,
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Assistant
                                          Secretary (Principal Financial
                                          and Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit No.      Description                                   Page No.
-----------      -----------                                   --------

       99.1      Press Release dated December 16, 2004               5


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